INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 4)

Filed by the Registrant X
Filed by a Party other than the Registrant /_/
Check the appropriate box:
X   Preliminary Proxy Statement
_   Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
_   Definitive Proxy Statement
_   Definitive Additional Materials
_   Soliciting Material Pursuant to ss.240.14a-12

                                 IMAGING3, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_   No fee required.
_   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

_   Fee paid previously with preliminary materials.
_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                                 IMAGING3, INC.
                             3200 W. VALHALLA DRIVE
                            BURBANK, CALIFORNIA 91505


                                 MARCH 31, 2009



Dear Shareholder:

         The Board of Directors of Imaging3, Inc. (the "Company") has approved an amendment to the Company's Articles of Incorporation in order to increase the number of authorized shares of common stock from 500,000,000 to 750,000,000, par value $0.001 per share, and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share. The Board of Directors is also recommending an amendment to the Company's Bylaws to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7).

         The Board's action to amend the Articles of Incorporation and the amendment to the Company's Bylaws are subject to the approval of the Company's shareholders.

         The Board of Directors considers the increase in authorized shares desirable to provide maximum flexibility with respect to the Company's ability to augment its capital in the near future, and to provide greater flexibility for declaration of stock dividends and for other proper corporate purposes in the long term. The Board of Directors believes that increasing the size of the Company's Board of Directors is necessary to allow the Company to add additional advisors to the Board of Directors, including advisors who are independent as defined in Rule 4200 of Financial Industry Regulatory Authority's listing standards. We urge you to read the accompanying written consent solicitation carefully, as it contains a detailed explanation of the proposed amendment and the reasons for the proposed amendments. The Board of Directors believes the proposed amendments are in the best interest of the Company and its shareholders.


         Please complete, date and sign the enclosed written consent solicitation and return it promptly in the enclosed envelope on or before April 30, 2009 to ensure that your vote is counted with respect to the proposed amendments to the Company's Articles of Incorporation and Bylaws.


                                   Sincerely,


                                   /s/ Dean Janes

                                   Dean Janes, Chief Executive Officer
                                   and Chairman of the Board

                                 IMAGING3, INC.
                             3200 W. VALHALLA DRIVE
                            BURBANK, CALIFORNIA 91505



                                 MARCH 31, 2009


                         CONSENT SOLICITATION STATEMENT


         This Consent Statement is being furnished in connection with the solicitation of written consents of the shareholders of Imaging3, Inc. (the "Company," "we," "us" and "our") to amend our Articles of Incorporation and Bylaws. The proposed amendment to our Articles of Incorporation (the "Articles Amendment") would increase the number of shares of our authorized common stock from 500,000,000 to 750,000,000 shares, par value $0.001 per share, and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share as discussed further herein. The proposed amendment to our Bylaws would increase the size of our Board of Directors from two (2) to a range of five (5) to nine
(9), with the exact number of directors to be seven (7).


         We intend to mail this Consent Solicitation Statement and the accompanying consent card on or about April 10, 2009 to the holders of record of our common stock as of the close of business on March 2, 2009. This date is referred to as the "record date." Written consents of shareholders representing a majority of the voting power of our common stock on the record date are required to approve the Amendment.


GENERAL

         The Board of Directors has elected to obtain shareholder approval of the Articles Amendment and Bylaws Amendment by written consent, rather than by calling a special meeting of shareholders. Written consents are being solicited from all of our shareholders pursuant to Section 603 of the Corporations Code and Section 10 of Article II of our Bylaws.

RECEIPT OF CONSENTS


         We must receive your written consent by 5:00 p.m., Pacific Time, on April 30, 2009 (unless extended by us) (the "Approval Date") to be counted in the vote on the Amendment.


         Shareholders who wish to vote "YES" for the Articles Amendment and Bylaws Amendment (collectively, the "Amendment") should complete, sign and date the accompanying written consent card and return it to us in the enclosed postage prepaid envelope as soon as possible.


         A written consent card returned by a shareholder will be counted "consent to," "does not consent to" or "abstain" with respect to the Amendment, as indicated on the consent card, with respect to all shares shown on the books of the Company as of the record date as being owned by such shareholder. ANY SHAREHOLDER WHO SIGNS AND RETURNS THE WRITTEN CONSENT CARD BUT WHO DOES NOT INDICATE A CHOICE THEREON WILL BE DEEMED TO HAVE CONSENTED TO THE APPROVAL OF THE AMENDMENT. Shareholder approval will be effective upon receipt by us of affirmative written consents representing a majority of the Company's outstanding shares, but in no event prior to April 30, 2009.


WHO MAY VOTE


         Only shareholders of record as of the record date of March 2, 2009 may vote. You are entitled to one vote for each share of the Company's common stock you held on the record date.

         There were 257,699,052 shares of the Company's common stock issued and outstanding on the record date. The Company has no other class of capital stock outstanding. Consent may be given by any person in whose name shares stand on the books of the Company as of the record date, or by his or her duly authorized agent.


         IF YOU HOLD YOUR STOCK IN "STREET NAME" AND YOU FAIL TO INSTRUCT YOUR BROKER OR NOMINEE AS TO HOW TO VOTE YOUR SHARES, YOUR BROKER OR NOMINEE MAY NOT, PURSUANT TO APPLICABLE STOCK EXCHANGE RULES, VOTE YOUR STOCK WITH RESPECT TO THE AMENDMENT.

VOTE REQUIRED

         WE MUST RECEIVE WRITTEN CONSENTS REPRESENTING A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK FOR APPROVAL OF THE AMENDMENT. Accordingly, abstentions from voting will have the effect of a vote "against" the Amendment.

REVOCATION OF CONSENT

         You may withdraw or change your written consent before the solicitation period expires (April 30, 2009). You will need to send a letter to the Company's corporate secretary stating that you are revoking your previous vote.


ABSENCE OF APPRAISAL RIGHTS

         Shareholders who abstain from consenting with respect to the Amendment, or who withhold consent to the Amendment, do not have the right to an appraisal of their shares of common stock or any similar dissenters' rights under applicable law.

EXPENSES OF THIS SOLICITATION

         This solicitation is being made by the Board of Directors of the Company, and we will bear the costs of such solicitation, including preparation, printing and mailing costs. Written consents will be solicited principally through the mails, but our directors, officers and employees may solicit written consents personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these consent solicitation materials to shareholders whose stock in the Company is held of record by such entities, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with this consent solicitation, if management determines it advisable.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1

               AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
                        AMOUNT OF AUTHORIZED COMMON STOCK


         As described in the accompanying CONSENT SOLICITATION STATEMENT, the Company proposes to amend its Articles of Incorporation in order to increase the number of authorized shares of the Company's common stock from 500,000,000 to 750,000,000, par value $0.001 per share (the "Common Stock Articles Amendment"). As of March 2, 2009 and before the increase in authorized shares, 1,322,689 shares of the Company's common stock have been reserved for issuance to the President of the Company pursuant to his program with the Company and UBS Financial Services and 249,753,259 shares of the Company's common stock are not reserved for any specific use and are available for future issuance. As of March 2, 2009 and after the increase in authorized shares, 499,753,259 shares of the Company's common stock are not reserved for any specific use and are available for future issuance.


         The Board of Directors of the Company voted unanimously to implement the Common Stock Articles Amendment because the Board of Directors believes that an increase to the number of authorized shares of the Company's common stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future.

         The Company is not expected to experience a material tax consequence as a result of the Common Stock Articles Amendment. Increasing the number of authorized shares of the Company's common stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

POTENTIAL ANTI-TAKEOVER EFFECT

         The additional shares of common stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 1 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Common Stock Articles Amendment requires the affirmative written consent of shareholders holding at least a majority of the Company's outstanding common stock. The directors and executive officers of the Company, holding an aggregate of 85,986,661 voting shares or approximately 33.4% of our common stock as of March 2, 2009, intend to vote FOR approval of the Amendment.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY GIVE THEIR WRITTEN CONSENT IN FAVOR OF THE COMMON STOCK ARTICLES AMENDMENT.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 2

       AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK


         As described in the accompanying CONSENT SOLICITATION STATEMENT, the Company proposes to amend its Articles of Incorporation in order to authorize 1,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock Articles Amendment").

         The Board of Directors of the Company voted unanimously to implement the Preferred Stock Articles Amendment because the Board of Directors believes that the authorization of shares of preferred stock will allow the Company to raise part of the capital necessary for the Company to grow its business in the future. At this time, however, the Company does not plan to create a series of preferred stock. When the Company determines to create a series of preferred stock, the terms of the preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Company's Board of Directors.

         The Company is not expected to experience a material tax consequence as a result of the Preferred Stock Articles Amendment. Authorizing preferred stock may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company.

POTENTIAL ANTI-TAKEOVER EFFECT

         The shares of preferred stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of preferred stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to authorize preferred stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 2 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Preferred Stock Articles Amendment requires the affirmative written consent of shareholders holding at least a majority of the Company's outstanding common stock. The directors and executive officers of the Company, holding an aggregate of 85,986,661 voting shares or approximately 33.4% of our common stock as of March 2, 2009, intend to vote FOR approval of the Amendment.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY GIVE THEIR WRITTEN CONSENT IN FAVOR OF THE ARTICLES AMENDMENT.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 3

                               AMENDMENT TO BYLAWS


         As described in the accompanying CONSENT SOLICITATION STATEMENT, the Company proposes to amend its Bylaws (the "Bylaws Amendment") in order to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7) (the "Bylaws Amendment").

         The Board of Directors of the Company approves of implementing the Bylaws Amendment because the Board of Directors believes that increasing the size of the Company's Board of Directors is necessary to allow the Company to add additional advisors to the Board of Directors, including advisors who are independent as defined in Rule 4200 of Financial Industry Regulatory Authority's listing standards.

         The Company last elected directors on October 1, 2004, prior to the Company becoming a reporting company. The Company plans to hold a shareholder meeting in September 2009, to, among other things, elect directors and fill the vacancies created by the proposed Bylaws Amendment. There is no assurance that the Company will hold a shareholder meeting in September 2009. In the event the Company does not hold a shareholder meeting as planned, under California law, a shareholder may file a motion in court to order the Company to hold a meeting for the election of directors if the Company fails to hold its annual meeting for a period of sixty days after the date designated in its bylaws. The date designated in its bylaws is the first Monday of February in each year.

         The Company's bylaws permit the Company's board of directors to fill the vacancies on the board created by the proposed Bylaws Amendment. Although the Company's board of directors does not intend to fill the vacancies, circumstances may change, such as the opportunity to fill a vacancy with a strong independent director, and there is no assurance that the board of directors will not fill one or more vacancies prior to the Company's planned shareholder meeting.


         The Company is not expected to experience a tax consequence as a result of the Bylaws Amendment.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Bylaws Amendment requires the affirmative written consent of shareholders holding at least a majority of the Company's outstanding common stock. The directors and executive officers of the Company, holding an aggregate of 85,986,661 voting shares or approximately 33.4 % of our common stock as of March 2, 2009, intend to vote FOR approval of the Amendment.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY GIVE THEIR WRITTEN CONSENT IN FAVOR OF THE BYLAWS AMENDMENT.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table lists the executive officers and directors of the Company as of February 28, 2009:

   NAME                       AGE      POSITION
------------------------      ---      -----------------------------------------
   Dean Janes                 43       Chairman of the Board of  Directors
                                       and Chief Executive Officer

   Xavier Aguilera (1)        60       Executive Vice President, Chief Financial
                                       Officer, Corporate Secretary and Director

   Christopher Sohn           48       President and Chief Operating Officer
-----------------------
(1)      Member of Audit Committee.

         DEAN JANES has been the Chairman and Chief Executive Officer of the Company since its inception in October 1993. Mr. Janes founded Imaging Services, Inc. in October of 1993 which changed its name to Imaging3, Inc. in 2002. Mr. Janes was the President and Chief Executive Officer of Imaging Services, Inc. from 1993 to 2001, his responsibilities included business development and overseeing operations, sales and marketing, operations and finance. In 2001 Mr. Janes brought Mr. Christopher Sohn on as President and Chief Operating Officer with Mr. Janes taking the position of Chairman and Chief Executive Officer, his duties remain the same with the exception of directly overseeing operations and finance. Prior to founding the Company, Mr. Janes worked for COHR, Center for Health Resources, from 1992 to 1993 as a Senior Field Service Engineer; his job responsibilities included technical support for junior engineers and business development of service contracts and revenues for all makes of medical imaging equipment. From 1991 to 1992, Mr. Janes worked for Toshiba American Medical Corporation; his job title was National Technical Support Engineer. His primary responsibilities were to assist Service Engineers throughout the United States with problems and design errors with Cath Labs and Angio Suites being a conduit to Japan and the Service Engineers in the United States. From 1990 to 1991, Mr. Janes worked for OEC Medical Systems, Inc. as a Senior Field Service Engineer; his responsibilities were to maintain, repair and install c-arms and Urology systems in the Southern California area. From 1988 to 1990 Mr. Janes worked for Kaiser Medical Physics as an in-house X-ray Service Engineer for Kaiser Harbor City Hospital; his responsibilities were to maintain and repair medical imaging equipment within the hospital and three outlying clinics. Mr. Janes also served in the United States Army Reserves as a Biomedical engineer; his service was from 1983 to 1991, with a tour in the first Gulf War from December of 1990 to April of 1991. He majored in Bio-Medical Electronic Engineering at the University of Colorado Technical Institute (1984-1988). Mr. Janes is the
principal inventor of Imaging3 real-time 3D medical diagnostic imaging technology. Mr. Janes is a member of MENSA. Dean Janes and Michele Janes are husband and wife.

         XAVIER AGUILERA has been the Executive Vice President, Chief Financial Officer and Corporate Secretary of the Company since 1999. Mr. Aguilera's responsibilities include managing the Company's finances, accounting, taxes, credit facilities and interfacing and developing new relationships with banks and other financial institutions. Prior to working for the Company, Mr. Aguilera was self-employed as a consultant for Xavier Aguilera & Associates from 1997 to 1999. His responsibilities were to manage and open primary healthcare facilities throughout Southern California. He provided property management, estate planning, credit facility and Import/Export consulting for several businesses in Southern California. From 1995 to 1997, Mr. Aguilera was the Chief
Administrative Officer for East Los Angeles Doctors Hospital; his responsibilities were to manage administrative personnel within the hospital, manage public relations, business development and JCAHO compliance. From 1992 to 1995, Mr. Aguilera was the Chief Executive Officer for El Centro Human Services

Corporation; his responsibilities were to develop and implement a community based mental health facility consisting of eight satellite centers. He managed a $9.4 million budget and a full time staff of 240 employees. From 1990 to 1992, Mr. Aguilera was a Deputy Director/Administrator for Northeast Community Clinic; his responsibilities were to implement and administer the clinics health programs and oversee operations. From 1988 to 1990, Mr. Aguilera was self employed as a consultant for finance, management and international finance. He provided these services to banks as well as businesses throughout Southern California. From 1987 to 1988, Mr. Aguilera was Vice President of International Banking Marketing for California Commerce Bank; his responsibilities were to manage and administer a $14 million portfolio, develop new business in the Southern California with Hispanic Businesses and develop business relationships with Northern Mexico businesses and banks. From 1981 to 1987, Mr. Aguilera was an Assistant General Manager/Deputy Director for Banco Nacional de Mexico, (BANAMEX). He was responsible for $60 million in new deposits as well as new business development and management of commercial and personal lending departments. He holds a bachelor degree in business from California State University at Northridge (1983) and a Certificate of Medical Management from the University of California at Los Angeles (1995).

         CHRISTOPHER SOHN has been the President and Chief Operating Officer of the Company since 2001. As a Chief Operating Officer for Imaging3, Mr. Sohn's responsibilities include developing international sales, marketing and resourcing network, organizing and strategizing with manufacturing companies and researching new sources of products from developing countries for import into the United States, overseeing of business operations and human resources. Prior to working for the Company, Mr. Sohn was President and Chief Executive Officer of DMI, Inc. from 1994 to 2000. As Chief Executive Officer for an international trading company of diagnostic medical imaging system, Mr. Sohn's main responsibility was to develop business relationships and dealer networks in Central and South American markets, connecting this with the needs of Asian medical equipment manufactures as well as manufactures in the United States and North America. Mr. Sohn has also organized and participated in more than a dozen medical exhibitions during this period including the Hospitalar (Brazil 1995-2000), and RSNA during the same period. From 2000 to 2001, Mr. Sohn was Chief Executive Officer of ISOL America, Inc.; his responsibilities included starting up an overseas headquarters for the parent company ISOL Korea in the United States as well as setting up a distribution and dealer network in the United States, Central and South America for ISOL's products, which included MRI, Magnetic Resonance Imaging and Bone Desitometry Systems. Mr. Sohn also assisted in the Company's efforts to achieve FDA and UL approval of its products as well as researching manufacturing partners for the assembly and manufacture of ISOL products within the United States. Mr. Sohn majored in biochemistry and computer science at the University of California at Los Angeles (1978-1982).

LIMITATION OF LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

         Under California Corporation Law, the Company's directors will have no personal liability to the Company or its stockholders for monetary damages incurred as the result of the breach or alleged breach by a director of his "duty of care." This provision does not apply to the directors' (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) approval of any transaction from which a director derives an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders, (v) acts or omissions that constituted an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders, or (vi) approval of an unlawful dividend, distribution, stock repurchase or redemption. This provision would generally absolve directors of personal liability for negligence in the performance of duties, including gross negligence.

         The California Corporations Code grants corporations the right to indemnify their directors, officers, employees and agents in accordance with applicable law. The Company's Bylaws provide for indemnification of such persons to the full extent allowable under applicable law. These provisions will not alter the liability of the directors under federal securities laws.

         The Company intends to enter into agreements to indemnify its directors and officers, in addition to the indemnification provided for in the Company's Bylaws. These agreements, among other things, indemnify our directors and officers for certain expenses (including attorneys' fees), judgments, fines, and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or officer of the Company, any subsidiary of the Company or any other company or enterprise to which the person provides services at the request of the Company. The Company believes that these provisions and agreements are necessary to attract and retain qualified directors and officers.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

BOARD COMMITTEES

         The Board of Directors has appointed an Audit Committee. As of February 28, 2009, the sole member of the Audit Committee is Xavier Aguilera, who may not be considered to be independent as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter of the Audit Committee. The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication, and to review the work of, and approve non-audit services performed by, such independent accountants. The Audit Committee will make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year. The Audit Committee will also review the effectiveness of the financial and accounting functions and the organization, operations and management of the Company. The Audit Committee was formed on August 31, 2003. The Audit Committee held one meeting during fiscal year ended December 31, 2008.

         The Company established a Compensation Committee on August 31, 2003, which consists of one director, Dean Janes. The Compensation Committee is responsible for reviewing general policy matters relating to compensation and benefits of directors and officers, determining the total compensation of our officers and directors. The Board of Directors does not have a nominating committee. Therefore, the selection of persons or election to the Board of Directors was neither independently made nor negotiated at arm's length.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth the total compensation paid in all forms to the executive officers and directors of the Company during the periods indicated:

                                         SUMMARY COMPENSATION TABLE
---------------------- ------- ---------- -------- --------- ------------- -------------- --------------- -----------
                                                              NON-EQUITY   NON-QUALIFIED
NAME AND                                                      INCENTIVE      DEFERRED
PRINCIPAL POSITION                                 OPTION        PLAN      COMPENSATION     ALL OTHER
(1)                    YEAR      SALARY    BONUS    AWARDS   COMPENSATION    EARNINGS      COMPENSATION     TOTAL
---------------------- ------- ---------- -------- --------- ------------- -------------- --------------- -----------
Dean Janes,            2008    $144,000     0         0           0             0               0         $144,000
   Chief Executive
   Officer

Christopher Sohn,      2008    $110,000     0         0           0             0               0         $110,000
   President and
   Chief Operating
   Officer

Xavier Aguilera,       2008    $ 95,000     0         0           0             0               0         $ 95,000
   Chief Financial
   Officer/Treasurer,
   Executive Vice
   President, and
   Corporate
   Secretary

Michele Janes,         2008    $ 35,000     0         0           0             0               0         $ 35,000
   Vice President
   of  Administration

Officers as a Group    2008    $340,000     0         0           0             0               0         $340,000
--------------------------------
(1)      All officers serve at-will  without  employment  contracts  except that
         Dean Janes is employed  under a  Consulting  Agreement  under which the
         Company pays Mr. Janes $12,000 per month until either party  terminates the Agreement on 30 days written notice.

EMPLOYMENT AGREEMENTS

         The Company has not entered into any employment agreements with its executive officers to date. The Company may enter into employment agreements with them in the future.

         Dean Janes, the Company's Chief Executive Officer, is engaged pursuant to a consulting agreement under which the Company pays Mr. Janes $12,000 per month until either party terminates the Agreement on 30 days written notice.

OUTSTANDING EQUITY AWARDS

         None of the Company's executive officers received any equity awards during the year ended December 31, 2008.

DIRECTOR COMPENSATION

         None of the Company's directors received any compensation for their respective services rendered to the Company during the year ended December 31, 2008.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 2, 2009, by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group, and (iv) each person who beneficially owns more than five percent of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of March 2, 2009 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 257,699,052 outstanding shares of common stock. Except as otherwise listed below, the address of each person is c/o Imaging 3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

     NAME AND POSITION OF
       BENEFICIAL OWNER                   SHARES BENEFICIALLY OWNED (1)
-------------------------------- ------------------ ----------------------------
                                      NUMBER                  PERCENT
-------------------------------- ------------------ ----------------------------
Dean Janes (includes shares
owned by wife, Michele Janes),
Chairman and Chief Executive
Officer                             62,786,661                 24.4%

Xavier Aguilera, Director,
Chief Financial Officer,
Executive Vice President, and
Secretary                              200,000                    *

Christopher Sohn, Director,
President and Chief Operating
Officer                             23,000,000                  8.9%

All directors and executive
officers as a group (three
persons)                            85,986,661                 33.4%
-------------------------------- ------------------ ----------------------------

*Indicates beneficial ownership of less than 1%.

(1) Unless otherwise indicated and subject to applicable community property laws, to our knowledge each stockholder named in the table possesses sole voting and investment power with respect to all shares of common stock, except for those owned jointly with that person's spouse.


                             ADDITIONAL INFORMATION

         Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company's Form 10-K annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-K for its fiscal year ending December 31, 2008, as well as the Company's Form 10-Q for the quarters ending March 31, 2008, June 30, 2008, and September 30, 2008 are available upon request to: Dean Janes, Chief Executive Officer, Imaging3, Inc., 3200 W. Valhalla Drive, Burbank, California 91505.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Schedule 14A Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO DEAN JANES, CHIEF EXECUTIVE OFFICER OF THE COMPANY, AT IMAGING3, INC., 3200 W. VALHALLA DRIVE, BURBANK, CALIFORNIA 91505, TELEPHONE (818) 260-0930, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

                                    EXHIBIT A
                               AMENDMENT TO BYLAWS

                                  AMENDMENT TO

                                     BYLAWS

                                       OF

                                 IMAGING3, INC.

                            A CALIFORNIA CORPORATION



         The following provision of the Bylaws of Imaging3, Inc. adopted on or about April 30, 2009 (the "Bylaws") is hereby amended and restated (the "Amendment"):


         Article III, Section 2 of the Company's Bylaws is hereby amended and restated in its entirety as follows: "Number. The Corporation shall have no fewer than five (5) nor more than nine (9) directors. Initially the exact number of directors will be seven (7). The exact number of directors will be determined from time to time by resolution adopted by approval of the outstanding shares or by the affirmative vote of a majority of the Whole Board of Directors. Notwithstanding the foregoing, before the issuance of any shares and so long as the Corporation has only one shareholder, the number of directors may be one or two, and so long as the Corporation has two shareholders, the number may be two. As used in these Bylaws, the term "Whole Board" means the number of directors that the Corporation would have if there were no vacancies. After the issuance of shares, a bylaw specifying the changing of the maximum or minimum number of directors or changing from a variable to a fixed board or vice versa may be adopted only by approval of the outstanding shares. No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of his term of office."

         The Bylaws shall remain in effect as modified by this Amendment to the Bylaws (the "Amendment") except to the extent that the Bylaws contradict the Amendment, in which case this Amendment shall govern.

THIS IS TO CERTIFY:

         That I am the duly elected, qualified and acting Secretary of Imaging3, Inc., a California corporation (the "Company"), and that the foregoing Amendment to the Bylaws was validly adopted on April 30, 2009 by written consent of the shareholders entitled to vote a majority of the outstanding capital stock of the Company.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April 2009.


                           -------------------------------
                           Xavier Aguilera, Secretary

                                    EXHIBIT B
                              AMENDMENT TO ARTICLES

                                  AMENDMENT TO

                            ARTICLES OF INCORPORATION

                                       OF

                                 IMAGING3, INC.


         The undersigned, Dean Janes and Xavier Aguilera, hereby certify that:

         1. They are the Chief Executive Officer and Secretary, respectively, of Imaging3, Inc., a California corporation (the "Corporation").

         2. The Articles of Incorporation of the Corporation are hereby amended as follows:

         Article IV is hereby amended and restated to read as follows:

         IV.: The Corporation is authorized to issue two classes of shares. One class of shares shall be designated as common stock, par value $0.001 per share, and the total number of common shares which this Corporation is authorized to issue is 750,000,000. The other class of shares shall be designated as preferred stock, par value $0.001 per share, and the total number of preferred shares which this Corporation is authorized to issue is 1,000,000. The preferred stock authorized by these Articles of Incorporation shall be issued in series. The Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series, and to fix the number of shares of any series.

         3. The foregoing Amendment to Articles of Incorporation has been duly approved by the Board of Directors.


         4. The foregoing Amendment to the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the Corporation entitled to vote was 257,699,052 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).


         The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of their own knowledge.


Dated: April 30, 2009



                                        ------------------------------------
                                        Dean Janes, Chief Executive Officer


                                        ------------------------------------
                                        Xavier Aguilera, Secretary

                WRITTEN CONSENT OF SHAREHOLDERS OF IMAGING3, INC.
   APPROVING AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS

      The undersigned shareholder(s) of Imaging 3, Inc. (the "Company") hereby:

|_| CONSENTS TO      |_| DOES NOT CONSENT TO     |_|   ABSTAINS WITH RESPECT TO
a proposal to amend ARTICLE IV of the Company's Articles of Incorporation to effect an increase in the number of shares of the Company's authorized common stock from 500,000,000 to 750,000,000 shares, par value $0.001 per share (the "Common Stock Articles Amendment") as described in the accompanying Consent Solicitation Statement of the Company dated March 31, 2009.

|_| CONSENTS TO      |_| DOES NOT CONSENT TO     |_|   ABSTAINS WITH RESPECT TO
a proposal to amend ARTICLE IV of the Company's Articles of Incorporation to effect the authorization of 1,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock Articles Amendment") as described in the accompanying Consent Solicitation Statement of the Company dated March 31, 2009.

|_| CONSENTS TO      |_| DOES NOT CONSENT TO     |_|   ABSTAINS WITH RESPECT TO
a proposal to amend Article III, Section 2 of the Company's Bylaws to effect such action (the "Bylaws Amendment") as described in the accompanying Consent Solicitation Statement of the Company dated March 31, 2009.

      By signing this written consent, a shareholder of the Company shall be deemed to have voted all shares of the Company's common stock which he or she is entitled to vote in accordance with the specifications made above, with respect to the Common Stock Articles Amendment, Preferred Stock Articles Amendment, and Bylaws Amendment described above. IF A SHAREHOLDER SIGNS AND RETURNS THIS WRITTEN CONSENT, BUT DOES NOT INDICATE THEREON THE MANNER IN WHICH HE OR SHE WISHES HIS OR HER SHARES TO BE VOTED WITH RESPECT TO THE PROPOSAL DESCRIBED ABOVE, THEN SUCH SHAREHOLDER WILL BE DEEMED TO HAVE GIVEN HIS OR HER AFFIRMATIVE WRITTEN CONSENT IN FAVOR OF APPROVAL OF THE COMMON STOCK ARTICLE AMENDMENT, PREFERRED STOCK ARTICLES AMENDMENT, AND BYLAWS AMENDMENT.

      THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THIS WRITTEN CONSENT MAY BE REVOKED AT ANY TIME PRIOR TO APRIL 30, 2009 BY FILING A WRITTEN INSTRUMENT REVOKING THE CONSENT WITH THE COMPANY'S SECRETARY.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU GIVE YOUR AFFIRMATIVE WRITTEN CONSENT IN FAVOR OF APPROVAL OF THE COMMON STOCK ARTICLES AMENDMENT, PREFERRED STOCK ARTICLES AMENDMENT, AND BYLAWS AMEMDMENT.

                                    ___________________________________________
                                    (Number of Shares)

                                    Date:______________________________________

                                    ___________________________________________
                                    (Please Print Name)

                                    ___________________________________________
                                    (Signature of Shareholder)

                                    ___________________________________________
                                    (Please Print Name)

                                    ___________________________________________
                                    (Signature of Shareholder)

                                    (Please date this written  consent and sign
                                    your  name  as  it  appears on  your  stock
                                    certificate.   Executors,   administrators,
                                    trustees,   etc.,  should give  their  full
                                    titles. All joint owners should sign.)

                    PLEASE COMPLETE AND RETURN TO THE COMPANY
        -----------------------------------------------------------------
                                BY APRIL 30, 2009